Exhibit 99.2
Abhi Talwalkar President and CEO July 31, 2007

Our Mission Transforming the company for sustained growth and robust financial performance Focus - fewer market segments Category Scale - for sustained leadership High Value - complex silicon, FW, SW, subsystems Incumbency - deep rooted stickiness

LSI Transformation: *Circa 2006*

RapidChip
Consumer ASICs
Broad Mkt ASICs
Communications
HDD ASICs
SAS / SCSI Controllers
Engenio Systems

⋮

- Fragmented Investments
- Fragmented Strategies
- Subscale Businesses
- Large RapidChip Bet

Storage
(Enterprise Networking)

Consumer

- Terminated RapidChip
- Exited Merchant ASICs
- Formed Storage Franchise
- ID'd Consumer as 2nd Pillar
- Redirected R&D
- Fabless Mfg Strategy

Expand Products
Expand Customers

StoreAge
SiliconStor

Growth Potential
Lacking Scale?
Is it Sustainable?

"End Game"

Focus

Category Scale

High Value

Deep Incumbency

Sustained Growth

3

LSI

Execute Evaluate Evaluate Today's focus Consumer Storage (Enterprise Networking) Mobility Networking HDD Sell Mobility Networking Storage Enhanced Storage Franchise New Growth Opportunities Strategic Flexibility to Establish Other Pillars Synergies Focus Category Scale High Value Deep Incumbency Sustained Growth "End Game" LSI Transformation: Post-Merger

LSI Products Today

Storage

Systems



- Entry RAID Systems
- Midrange RAID Systems
- Host RAID Adapters
- Host RAID SW
- Data Management SW

Semi



- HDD ICs: HDCs, SoCs, RCs, Pre-Amps
- SAS & SAS ROC Controllers
- SAS Expanders, Bridges
- SAN Fabric Products
- Custom Storage Products

Networking



- Custom Products for Enterprise Datacom
- Network Processors
- DSPs
- Framers/Mappers
- Link Layer Products
- Modems, USB, Firewire

Mobility



- 2/2.5/3G Baseband Handsets
- Protocol Stack
- Satellite Radio Transceivers

'07 SAM*	Storage	Networking	Mobility
	$8B	$2B	$9B

* LSI, IDC

Advanced OEM systems Value added RAID and SW Hard Disk Drive Components SAS STD Products Storage Systems and Software SAN Custom Solutions Q207 Revenue $255M $185M Storage Semi Proven custom silicon targeted at high performance SAN interconnect solutions Industry leading family of SAS products and solutions Interface Controllers, Read Channels, SoCs, & Pre-Amps View of LSI's Storage Business

HDD ICs View of LSI's Storage Business

HDD ICs SAS Standard Products HDD ICs View of LSI's Storage Business

HDD ICs SAS Standard Products HDD ICs SAS Standard Products HDD ICs SAN Custom Solutions View of LSI's Storage Business

HDD ICs SAS Standard Products HDD ICs SAS Standard Products HDD ICs SAN Custom Solutions SAS Standard Products HDD ICs SAN Custom Solutions Systems and Software View of LSI's Storage Business

OEM Market Dynamics Technology transitions critical to winning Bifurcating segments OEMs shifting focus to SW and Services Momentum in Server companies LSI's Growth Vectors Share of Wallet & Customer expansion New line of Entry Systems Modular Midrange extending up MegaRAID(tm)+ RAID-On-Chip solutions Data Management Software '02-'06 CAGR = 17% External Storage TAM LSI Systems Revenue Performance ($M) Source: IDC Storage Systems and Software $0 $200 $400 $600 $800 $1,000 2002 2003 2004 2005 2006

OEM Market Dynamics Market consolidation Highly customized solutions High velocity/volume supply chains Read Channel cadence critical to winning LSI's Growth Vectors Expanding footprint within existing customers Penetration into new customers TAM expansion Source: IDC LSI Share HDD Supplier Share Storage Semiconductors: HDD Components Samsung 11% Seagate 32% Western Digital 19% Hitachi 16% Other 1% Fujitsu 7% Toshiba 9% Maxtor 5% Marvell 32% LSI 23% ST Micro 16% Renesas 7% Infineon 5% TI 17%

Market Dynamics SAS inflection creating many new sockets Transition to SAS in Server Emergence of external SAS storage SAS penetration into FC backend (HDD) RAID, FW and hardened SAS core critical LSI's Growth Vectors Server RAID-on-Chip (ROC) Integration MegaRAID+ROC business expansion SAS in external storage systems SAS-SATA-FC bridge silicon Source: IDC 2006 2007 2008 2009 2010 2011 Server Std IC 238 266 277 322 340 366 External Storage Std IC 11 54 80 103 139 205 SAS Std Products SAM '06-'11 CAGR = 16% Storage Semi's: SAS Standard Products

Market Dynamics Healthy CAGR Stable pricing 4G FC transition compete 8GFC 2H'08 1st deployment Primary players: Qlogic, Emulex, Brocade, and Cisco LSI's Growth Vectors Market consumption growth FC-over-Ethernet Multi-protocol controllers and switches Source: IDC 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Switch 70.5 241.8 749.7 1069.8 1291.9 1745.6 2496.7 3075.2 4100 5300 6700 8500 10500 12700 HBA 58.9 196.8 553 731.6 896.7 1233.3 1556.3 2192.2 2760 3340 4050 4800 5650 6400 Fiber Channel Port Count SAN Port '06-'011 CAGR = 22% Storage Semi's: SAN Custom Solutions

Networking Products & Solutions

Market Focus	2011 SAM	CAGR
Gateways: Media & Business 	~$1.0B	14%
Access Networks: Wireline & Wireless 	~$1.2B	24%
Enterprise Connectivity 	~$1.1B	7%

Source: IDC

Industry Macro Trends

- Industry is consolidating
- Increased demand for new services, reliability & quality
- Platform & solution convergence

LSI's Growth Vectors

- Sharpen focus on markets and products with clear LSI advantage
- Leverage full solution & silicon integration

15

0 200 400 600 800 1,000 1,200 1,400 CY03 CY04 CY05 CY06 CY07 CY08 CY09 Cell Phones (Mu) Other CDMA HSUPA HSDPA WCDMA EDGE GPRS GSM Total Handsets Unit Volumes Source: IDC Results thru C1Q07 and CY07/08 Technology Forecast. LSI Estimates for vendor share forecast and technology forecast beyond CY08 Market Dynamics Large market, setting technology pace Healthy growth rates (>10% CAGR) High competitive intensity Minimum scale for sustained results LSI's Growth Vectors Enabling Samsung's success and growth China and India - ODMs & local players Tier 2 and Mobile Operator penetration Mobility Semiconductor

0 200 400 600 800 1,000 1,200 1,400 CY03 CY04 CY05 CY06 CY07 CY08 CY09 Cell Phones (Mu) Other CDMA HSUPA HSDPA WCDMA EDGE GPRS GSM Total Handsets Unit Volumes Source: IDC Results thru C1Q07 and CY07/08 Technology Forecast. LSI Estimates for vendor share forecast and technology forecast beyond CY08 0 200 400 600 800 1,000 1,200 1,400 CY03 CY04 CY05 CY06 CY07 CY08 CY09 Cell Phones (Mu) Total Handsets Unit Volumes LSI SAM Market Dynamics Large market, setting technology pace Healthy growth rates (>10% CAGR) High competitive intensity Minimum scale for sustained results LSI's Growth Vectors Enabling Samsung's success and growth China and India - ODMs & local players Tier 2 and Mobile Operator penetration Mobility Semiconductor

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 6 73 203 381 567 755 1015 1306 1661 2092 2668 3421 4244 5083 5825 6556 7212 7721 8345 8601 LSI's Patent Business Cumulative LSI Corporation US Active Patent Count Growth Franchises Cameras Acoustic PC & Gaming Optical Consumer Products (DVD) Digital TV CUM Number of active US patents

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 6 73 203 381 567 755 1015 1306 1661 2092 2668 3421 4244 5083 5825 6556 7212 7721 8345 8601 LSI's Patent Business Cumulative LSI Corporation US Active Patent Count Growth Franchises Cameras Acoustic PC & Gaming Optical Consumer Products (DVD) Digital TV CUM Number of active US patents New LSI committed to growing this business Supported by >10,000+ growing patent base (US patents & applications) Activity on "Growth Franchises" initiated Business development cycle ~18-24 months Core Franchises Semiconductor Components Optoelectronics Mobility External Opportunities

Merger Integration Earnings Acceleration Revenue Acceleration Earnings acceleration through increased revenue Attain competitive levels of revenue growth Attainment of operating model Execution of COGS & Op Ex synergies Double digit OI% Solid portfolio to drive revenue growth Solidify combined corporate strategy Execute organizational integration Evaluate portfolio and drive synergies Phase 1 LSI Business Acceleration Plan

Merger Integration Solidify combined corporate strategy Execute organizational integration Evaluate portfolio and drive synergies Phase 1 Significant progress in short period Management committed to keep the pace up Actions Since April 2nd Integrated two large companies Accelerated synergies and retargeted OpEx Drove strategic assessments across business Divested Consumer business Announced manufacturing transition Completed $500M stock re-purchase Achieved significant design win momentum LSI Business Acceleration Plan